EXHIBIT 99.1

SilverSun Technologies Acquires Acumatica Division of Dynamic Tech Services, Inc.

EAST HANOVER, NJ, January 5, 2022 – SilverSun Technologies, Inc. (NASDAQ: SSNT), a national provider of transformational business software applications and managed IT services, announced today that its wholly-owned subsidiary, SWK Technologies, Inc., has acquired the Acumatica division of Dynamic Tech Services, Inc., a leading Atlanta-based reseller of Acumatica ERP software solutions.

Mark Meller, CEO of both SilverSun and SWK Technologies, stated, “This is a strategic transaction which bolsters our resources and our geographic reach, and further enhances our position as the leading Acumatica reseller in North America. SWK is laser-focused on enabling the digital transformation of our over 5000 customers, and the cloud-based Acumatica ERP solution is an important component of our product portfolio. As a result of our achievements and success, SWK was Acumatica’s Partner of the Year in 2018 and 2019, and Distribution Partner of the Year in 2020. The combination of SWK and Dynamic Tech will enable us to even further accelerate our growth and solidify our position as the leading business partner in the entire Acumatica ecosystem.”

Joel Gress, founder of Dynamic Tech Services, commented, “There are tremendous opportunities ahead, and the size and scale of the combined organizations will enable SWK to take full advantage of these opportunities. My team and I am very happy to be part of this dynamic and growing company. We are very excited about our prospects for 2022 and beyond.”

About SilverSun Technologies, Inc.

We are a business application, technology and consulting company providing software and IT solutions to meet our clients’ information, technology and business management needs. Our services and technologies enable customers to manage, protect and monetize their enterprise assets whether on-premise, in the Cloud, or in a hybrid cloud environment. As a value-added reseller of business application software, we offer solutions for accounting and business management, financial reporting, Enterprise Resource Planning (“ERP”), Warehouse Management Systems (“WMS”), Customer Relationship Management (“CRM”), Business Intelligence (“BI”), Human Capital Management (“HCM”) and other business applications. Our value-added services focus on consulting and professional services, specialized programming, training, and technical support. We have a dedicated managed cloud and IT services practice that provides cybersecurity, application hosting, disaster recovery, business continuity, cloud, and other services. Our customers are nationwide, with concentrations in the New York/New Jersey metropolitan area, Chicago, Arizona, Southern California, North Carolina, Washington and Oregon.

Forward-Looking Statements

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things our plans, strategies and prospects -- both business and financial. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Many of the forward-looking statements contained in this news release may be identified by the use of forward-looking words such as "believe," "expect," "anticipate," "should," "planned," "will," "may," "intend," "estimated," and "potential," among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this news release include market conditions and those set forth in reports or documents that we file from time to time with the United States Securities and Exchange Commission. All forward-looking statements attributable to SilverSun Technologies, Inc. or a person acting on its behalf are expressly qualified in their entirety by this cautionary language.

Contact:

Corporate

Mark Meller

SilverSun Technologies, Inc.

973-758-6108

meller@silversuntech.com